UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

VIELA BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39067	82-4187338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Medimmune Way, First Floor, Area Two Gaithersburg, Maryland		20878
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (240) 558-0038

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VIE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Conditions.

Viela Bio, Inc. (the “Company”) is providing certain preliminary (unaudited) consolidated financial information for its fiscal year ended December 31, 2020. Based on preliminary unaudited information and management estimates for the fiscal year ended December 31, 2020, and subject to the completion of the Company’s financial closing procedures, the Company currently estimates its cash, cash equivalents and marketable securities as of December 31, 2020 to be approximately $380 million.

The Company’s estimate of its consolidated cash, cash equivalents and marketable securities as of December 31, 2020 has been prepared by management in good faith based upon internal reporting and expectations. However, because the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2020 have not been completed, this estimate is preliminary, is subject to change and may be revised as a result of management’s further review of its consolidated financial position as of December 31, 2020 and its consolidated financial results for the fourth quarter and fiscal year ended December 31, 2020. As a result, there can be no assurance that the final results for this period will not differ materially from this estimate. The above information should not be viewed as a substitute for full consolidated financial statements prepared in accordance with generally accepted accounting principles. In addition, the above information is not necessarily indicative of the Company’s consolidated financial position as of any future date and is subject to risks and uncertainties, many of which are not within the Company’s control. The above information should be read together with the Company’s consolidated financial statements and notes to those consolidated financial statements and the other information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIELA BIO, INC.

By:	/s/ Mitchell Chan
Mitchell Chan
Chief Financial Officer

Date: February 16, 2021